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                                                                    EXHIBIT 10.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-13388, 333-13390 and 333-113341) of Bookham Technology plc of the reference to our firm in Item 3 under the caption "Selected Consolidated Financial Data" and of our report dated 6 April 2004 with respect to the consolidated financial statements of Bookham Technology plc, all included in this Annual Report (Form 20-F) for the year ended 31 December 2003.


                                                /s/ ERNST & YOUNG LLP
                                                    ERNST & YOUNG LLP
Reading, England
8 April 2004